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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Separate Portfolios (SPorts) Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2011

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2011

Fixed-Income Fund

■	ING SPorts Core Fixed Income Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a portfolio of investments for the Fund. The Funds’ Forms N-Q are available on the website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Living in Interesting Times

Dear Shareholder,

To say that the 12 months ended March 31, 2011 were eventful would be an understatement. During that time the global economic boat was rocked by market troubles, sovereign debt crises, natural and man-made disasters, doubts about the sustainability of U.S. economic growth and worries that the central banks might not be able to keep things on an even keel. The final three months of the period were perhaps the most volatile, with political upheavals in the Middle East and Libya, the earthquake and tsunami in Japan and renewed fears of a sovereign debt crisis in Europe.

Despite all these challenges, corporate earnings were robust and markets sailed on to deliver solid returns. Investors shifted between “safe-harbor” assets such as fixed income and commodities as the storms appeared, but returned to “risk assets” such as stocks and high yield bonds when the seas got smoother.

Any uncertainty about economic recovery in the United States seemed to be mitigated by encouraging data. After period-end, however, came another challenge: ratings agency Standard & Poor’s lowered its outlook for the U.S. to “negative,” a warning that the AAA rating on U.S. Treasuries might be cut in the future.

We’ve heard the arguments — possibly correct — that credit agency ratings are poor predictors of sovereign debt defaults, currency collapses and other financial crises. But that argument misses an important point: any suggestion that the U.S. might become a bad credit risk is a scary thought, not only for our pocketbook concerns but for our stature in the world.

Though few investors needed to be told that the country’s debt trajectory is unsustainable, the markets were spooked in the immediate aftermath of the announcement. Sentiment began climbing back by the end of the day, though, and continued to rally as corporations began another (so-far) impressive reporting season. Perhaps in the current milieu of extreme events, even the prospect of a fiscally weakening superpower has to be put into perspective; after all, the U.S. dollar is still the main refuge of safety-seeking investors around the globe.

Remember that the ebb and flow of current events is noise that will diminish over time; it should not distract you from your long-term goals. We can’t predict the next trouble spot, but we can hew to a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

April 21, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2011

In our semi annual report we described markets, from stocks to bonds to currencies, continually buffeted by news and events relating to three main themes: the fitful US economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China. Most equities markets were down slightly, while fixed income enjoyed 6% to 7% returns. But in the second half of our fiscal year risk appetite recovered despite the grave concerns that remained — and new crises that emerged.

In the U.S., attention seemed fixated on employment and housing. Since the latest recession ended in June 2009, the unemployment rate had been stuck between 9.4% and 10.1%. At last employment reports showed improvement to 9.0% in January and 8.9% in February. But economists were baffled by the restrained pace of job creation, averaging 136,000 in the latest three months, and by the labor force participation rate, at 64.2%, the lowest since March 1984.

In housing, sales of new and existing homes slumped after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-city Composite Index), having shown annual increases from February 2010 started falling again in October and our fiscal year ended with the index less than 1% above the trough recorded in May 2009.

Brighter spots domestically included gross domestic product (“GDP”) growth, which accelerated to 3.1% annualized in the fourth quarter of 2010, eight straight months of rising consumer spending and purchasing managers’ indices signaling the busiest manufacturing and service sectors in years. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011.

Internationally however, the Eurozone sovereign debt crisis lingered. The bail-outs started in May with fiscally profligate Greece facing default on its bonds, followed by Ireland in November, its banks laid low by excessive lending on property. As our fiscal year ended, chronically low-growth Portugal, its government newly toppled and credit rating cut to barely investment grade, looked to be next. Meanwhile Eurozone leaders squabbled about a European Stability Mechanism, created to resolve the crisis once and for all.

Investors also watched nervously as China, having grown at 10.3% in 2010, displacing Japan as the world’s second largest economy and the U.S. as the world’s biggest manufacturer, wrestled to restrain inflation near 5% and a housing bubble, but also boost domestic consumption. The authorities increased banks’ reserve ratio requirements seven times, raised interest rates three times and resolved to raise the minimum wage on average by 13% annually through 2015.

Then in January, popular revolt erupted in North Africa. In short order dictatorships in Tunisia and Egypt fell, to be replaced by…no-one knew exactly what. By March Libya, a significant oil producer, was effectively in a civil war, with western allies joining the fray on the rebels’ side. Unrest spread to the Middle East and the price of oil, already on an upward trajectory as demand improved, firmly established itself above $100 per barrel.

As if this were not enough, a massive earthquake and tsunami hit Japan on March 11, causing perhaps $300 billion in local damage, disruption of global supplies of electrical and digital components and possible nuclear fall-out.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 5.12% in the fiscal year, with a small loss in the second half as risk appetite returned. Within this the Barclays Capital U.S. Treasury Index returned 4.53%, underperforming the 7.46% on the Barclays Capital Corporate Investment Grade Bond Index. Both outperformed the 4.37% return on the Barclays Capital U.S. Mortgage Backed Securities (“MBS”) Index, which lagged after the end of the Federal Reserve’s first round of quantitative easing targeted at mortgage backed securities. But all paled against the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained an equity-like 14.25%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.65% in the 12 months through March 2011, including its best September since 1939 and best December since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording their fifth straight quarter of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, Eurozone angst during the fiscal year vied with pessimism about the dollar in a stalling economy and the perceived dollar-negative threat of another energy crisis. In the end the dollar fell 3.01% against the euro, 6.84% against the pound and 9.91% to the yen, which briefly made a post-war high in anticipation of yen repatriation to fund earthquake-related damage.

In international markets, based on MSCI indices in local currencies with reinvested dividends, the MSCI Japan® Index lost 10.02%, mostly after the earthquake struck. Despite generally favorable corporate earnings, declining export-dependent GDP and 24 months of falling prices also depressed sentiment. The MSCI Europe ex UK® Index returned 4.39%, with Germany up 14.14% and Ireland, Greece, Italy and Spain all falling, broadly reflecting the two-tier economy that had developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. Powered by its sizeable materials and energy sectors, the MSCI UK® Index advanced 7.45%, defying the prospect of severe public spending cuts intended to eliminate an 11% budget deficit, a shock 0.5% quarterly fall in fourth quarter GDP and inflation rising to 4.4%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital U.S. MBS Index	An unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Bank of America/Merrill Lynch U.S. Corporate 1-10 Year Bond Index	A market capitalization-weighted index including U.S. domestic investment grade corporate bonds with maturities between one and ten years.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of March 31, 2011

(as a percent of net assets)

Financials	46.5%
Energy	18.7%
Utilities	8.7%
Consumer Discretionary	6.9%
Telecommunication Services	4.8%
Materials	3.8%
Consumer Staples	3.4%
Industrials	2.8%
Information Technology	1.4%
Other Assets and Liabilities — Net	3.0%

Portfolio holdings are subject to change daily.

ING SPorts Core Fixed Income Fund (the “Fund”) seeks to maximize total return. Total return is a combination of income and capital appreciation. The Fund is managed by Richard Kilbride and Karen Cronk, portfolio managers* of ING Investment Management Co. — the Adviser.

Performance: For the one year ended March 31, 2011, the Fund returned 5.40%, compared to the Bank of America/Merrill Lynch U.S. Corporate 1-10 Year Index which returned 6.98% for the same period.

Portfolio Specifics: This mutual fund seeks to gain additional diversification in credit exposure for certain separate account clients. This Fund is only available as an embedded structure inside those certain separately managed account strategies. The investors’ full experience includes the securities held inside this mutual fund as well as those held outside it in the separate account. As an example of why it is important to understand that, the portfolio is prohibited from owning more than 25% in any one industry, even though banking makes up 30% of the benchmark index. Therefore, this Fund has significant tracking error compared with its benchmark index. During the reporting period, the Fund underperformed its benchmark index largely because the index holds a larger weighting in the banking industry than the Fund is allowed to hold. The banking industry basically represents a leveraged portfolio exposure to economic recovery. As the economy gradually improves, market sentiment in that industry raced ahead, over performing, largely discounting the expected economic recovery.

Performance during the last year should be viewed in the context of an environment of rapidly falling interest rates in the first six months, followed by rising rates. Additionally, credit spreads rose rapidly in the second calendar quarter of 2010 before falling significantly in the fourth calendar quarter.

During the reporting period, spreads for the Bank of America/Merrill Lynch U.S. Corporate 1-10 Year Index ranged from +156 basis points of option-adjusted spread above Treasuries (“OAS”) at the beginning of the quarter, to as wide as +210 bps OAS in June 2010 and ended the quarter at +144 bps OAS. (A basis point, or “bp”, equals one one-hundredth of one percent.) The Fund maintained a full exposure to corporate credit for the period. The ten year U.S. Treasury rate fell from 4% at the beginning of April 2010 to a low of 2.40% in October 2010. Then yields rose to 3.45% at March 31, 2011.

Fund underperformance relative to the benchmark was largely due to the more conservative nature of our credit exposure, compared with the holdings in the benchmark. While the Fund focused on higher quality security selection, which performed well during the widening of credit spreads in the second calendar quarter of 2010, the indiscriminate rally in credit during subsequent quarters hurt the Fund’s relative performance, particularly as more aggressive credits rallied harder.

Current Strategy & Outlook: Our views are very much unchanged from our last report to our shareholders. The major challenge for investors remains predicting the shape of an economic recovery. We have continued to expect economic growth to be underwhelming. Simply put, the engines of a robust economic turnaround are absent. Bank lending remains anemic to the critical small business sector, which is important as small businesses are typically the source of new jobs. Housing, usually a vanguard of economic growth, is also largely absent. The Fed’s accommodative policies have supported financial markets, but the economic prosperity under these markets is severely lacking. At the same time, energy and fuel prices have risen, challenging the pocket books of consumers where wage gains are not matching these cost pressures.

These observations affirm our view that economic growth will remain sluggish. We believe monetary authorities will maintain an accommodative stance, continuing low short-term rates and the yield curve will retain its current steep slope. We continue to expect range-bound Treasury rates due to the macroeconomic uncertainty. In our opinion, corporate credit, although more volatile, will continue to perform well given the strong balance sheets in the corporate sector, cost controls and exceptional technical factors. Going forward though, we believe most of the return will stem from additional yield rather than spread compression. We would think conservative security selection would become even more important in this volatile environment, though investors often seem willing to be less discriminate than we would expect.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

*	Effective May 21, 2010, Luis Olguin is no longer a portfolio manager to the Fund.

Top Ten Holdings

as of March 31, 2011

(as a percent of net assets)

Dow Chemical Co., 5.900%, due 02/15/15	3.8%
Transocean, Inc., 4.950%, due 11/15/15	3.6%
American International Group, Inc., 5.850%, due 01/16/18	3.5%
Williams Partners L.P., 3.800%, due 02/15/15	3.5%
Citigroup, Inc., 4.875%, due 05/07/15	3.5%
Bank of America Corp., 5.625%, due 07/01/20	3.5%
Morgan Stanley, 4.100%, due 01/26/15	3.5%
CNA Financial Corp., 5.750%, due 08/15/21	3.5%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.550%, due 03/15/15	3.5%
Time Warner Cable, Inc., 5.000%, due 02/01/20	3.4%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SPORTS CORE FIXED INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2011
	1 Year	Since Inception June 8, 2007
ING Sports Core Fixed Income Fund	5.40%	7.64%
BofA/ML 1-10 Index	6.98%	6.43	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING SPorts Core Fixed Income Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The Fund does not pay most expenses directly. However, you may pay certain “wrap fees,” which are not included above. The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Since inception performance of the index is shown from June 1, 2007.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees, and (2) ongoing costs, including management fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 to March 31, 2011. The Fund’s expenses are shown without the imposition of any sales charges or fees and do not reflect any “wrap fees.” Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of the Fund only and do not reflect any wrap fees or transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs at the fund level only, and will not help you determine the relative total costs of owning different funds through wrap programs. In addition, if these transactional costs were included, your costs would have been higher.

Actual Fund Return				Hypothetical (5% return before expenses)
Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2011*	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2011*
$1,000.00	$992.50	0.00%	$—	$1,000.00	$1,024.93	0.00%	$—

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Separate Portfolios Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING SPorts Core Fixed Income Fund, a series of ING Separate Portfolios Trust, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from June 8, 2007 (commencement of operations) to March 31, 2008. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING SPorts Core Fixed Income Fund as of March 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 23, 2011

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2011

ASSETS:
Investments in securities at value*	$7,154,841
Cash	183,279
Interest receivable	60,287
Prepaid expenses	9,399
Reimbursement due from manager	21,301

Total assets	7,429,107

LIABILITIES:
Income distribution payable	22,217
Payable for directors fees	141
Other accrued expenses and liabilities	31,827

Total liabilities	54,185

NET ASSETS	$7,374,922

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$7,243,356
Distributions in excess of net investment income	(2,940)
Accumulated net realized gain	123,359
Net unrealized appreciation	11,147

NET ASSETS	$7,374,922

* Cost of investments in securities	$7,143,694

Shares authorized	unlimited
Par value	$0.001
Shares outstanding	717,610
Net asset value and redemption price per share	$10.28

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2011

INVESTMENT INCOME:
Interest	$248,671

Total investment income	248,671

EXPENSES:
Transfer agent fees	92
Shareholder reporting expense	20,534
Registration fees	23,975
Professional fees	36,255
Custody and accounting expense	4,899
Directors fees	201
Miscellaneous expense	3,872

Total expenses	89,828
Net waived and reimbursed fees	(89,828)

Net expenses	—

Net investment income	248,671

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain	179,580
Net change in unrealized appreciation or depreciation	(100,047)

Net realized and unrealized gain	79,533

Increase in net assets resulting from operations	$328,204

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2011	Year Ended March 31, 2010
FROM OPERATIONS:
Net investment income	$248,671	$289,702
Net realized gain	179,580	360,691
Net change in unrealized appreciation or depreciation	(100,047)	308,054

Increase in net assets resulting from operations	328,204	958,447

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(248,670)	(289,702)
Net realized gains	(201,444)	(139,136)

Total distributions	(450,114)	(428,838)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	2,123,518	652,148
Cost of shares redeemed	(590,424)	(513,413)

Net increase in net assets resulting from capital share transactions	1,533,094	138,735

Net increase in net assets	1,411,184	668,344

NET ASSETS:
Beginning of year	5,963,738	5,295,394

End of year	$7,374,922	$5,963,738

Distributions in excess of net investment income	$(2,940)	$(2,941)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(2)	Net assets, end of year or period	Expenses, before reductions/ additions(3)(4)	Expenses, net of fee waivers and/or recoupments, if any(3)(4)(5)	Expenses, net of all reductions/ additions(3)(4)(5)	Net investment income (loss)(3)(4)(5)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
03-31-11	10.44	0.40	*	0.15	0.55	0.40	0.31	—	0.71	10.28	5.40	1.37	0.00	0.00	3.79	7,375	144
03-31-10	9.48	0.52		1.20	1.72	0.52	0.24	—	0.76	10.44	18.48	1.30	0.00	0.00	5.02	5,964	163
03-31-09	10.46	0.51		(0.80)	(0.29)	0.51	0.18	—	0.69	9.48	(2.64)	2.39	0.01	0.01	5.24	5,295	87
06-08-07(1) - 03-31-08	10.00	0.42		0.46	0.88	0.42	—	—	0.42	10.46	8.90	3.73	0.00	0.00	5.04	4,693	97

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.

(5)	ING Investment Management Co. has contractually agreed to reimburse all operating expenses of the Fund indefinitely, except certain extraordinary expenses.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011

NOTE 1 — ORGANIZATION

Organization. ING Separate Portfolios (SPorts) Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act” or the “Act”). The Trust was organized on March 2, 2007 and was established under a Declaration of Trust dated March 2, 2007. It consists of one series, ING SPorts Core Fixed Income Fund (“SPorts Core Fixed Income”) (the “Fund”).

Shareholders generally bear the common expenses of a fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets. However, the Fund does not charge any fees or expenses. ING Investment Management Co. (“ING IM” or the “Investment Adviser”) does not charge any fees to the Fund under its investment management agreement (“Management Agreement”). The Investment Adviser is absorbing all expenses of operating the Fund, except certain extraordinary expenses. However, the Fund is an integral part of separately managed account programs (“wrap programs”) sponsored by investment advisers and broker-dealers that may or may not be affiliated with the Investment Adviser. If you are a participant in a wrap program, you pay a “wrap fee” to the sponsor of the program for the cost and expenses of the program.

Shares of the Fund are purchased at net asset value without a sales charge or other fee and may be purchased only at the direction of the program sponsor for a wrap account.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable fair value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as ”Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as ”Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended March 31, 2011, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. The Fund declares dividends daily and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Restricted Securities. The Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined in good faith under procedures approved by the Board.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2011, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

Purchases	Sales
$9,074,329	$7,643,199

U.S. Government Securities not included above were as follows:

Purchases	Sales
$1,450,953	$1,444,252

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING IM, a Connecticut corporation, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to the Management Agreement between the Investment Adviser and the Trust, on behalf of the Fund. There are no advisory or other fees payable to the Investment Adviser under the Management Agreement.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The administrator does not receive any fees for its administrative services.

ING Investments Distributor, LLC (the “Distributor” or “IID”) is the principal underwriter of the Fund. The Distributor, IFS and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in

November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate Initial Public Offerings: one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations: and the other a European based offering for European and Asian based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned Initial Public Offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in the Investment Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including the Investment Adviser, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Fund’s advisory agreement, which would trigger the necessity for new agreements that would require approval of the Board, and may trigger the need for shareholder approval. Currently, the Investment Adviser does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2011, ING Life Insurance and Annuity Company, an indirect, wholly-owned subsidiary of ING Groep, owned 57.09% of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

as companies that are under common control. Investment activities of these shareholders could have a material impact on the Fund.

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 6 — OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2011, the Funds had the following payables included in other accrued expenses and liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities.

Accrued Expenses	Amount
Custody	$2,760
Professional	18,668
Postage	5,284

NOTE 7 — EXPENSE LIMITATION

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”), between ING IM and the Trust, on behalf of the Fund, ING IM has agreed to absorb and/or reimburse certain fees and expenses. Under the Expense Limitation Agreement, to the extent not inconsistent with U.S. tax requirements, ING IM will absorb and reimburse all ordinary operating expenses of the Fund, which include the Fund’s share of any fees and expenses of any underlying funds whose shares are held by the Fund from time to time but which exclude portfolio transaction costs, interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Trustees who are not “interested persons” (as defined in the 1940 Act) of ING IM.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING IM or the registrant provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTE 8 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities, and (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. During the year ended March 31, 2011 the Fund did not have any loans outstanding under the Credit Agreement.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	($)	($)	($)
SPorts Core Fixed Income Fund
Class A
03-31-11	203,008	(56,728)	146,280	2,123,518	(590,424)	1,533,094
03-31-10	62,910	(50,419)	12,491	652,148	(513,413)	138,735

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2011 (CONTINUED)

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Credit Risk. The Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended March 31, 2011		Year Ended March 31, 2010
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$405,921	$44,193	$347,723	$81,115

The tax-basis components of distributable earnings as of March 31, 2011 were:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation
$64,599	$78,037	$11,147

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2007.

As of March 31, 2011, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s tax year ending March 31, 2012. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Fund, if any, will be contained within the “Federal Income Taxes” section of the financial statement notes for the fiscal year ending March 31, 2012.

NOTE 12 — SUBSEQUENT EVENTS

Dividends. Subsequent to March 31, 2011, the Fund declared dividends from net investment income of:

Per Share Amount	Payable Date	Record Date
$0.0296	May 2, 2011	Daily

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011

Principal Amount		Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 97.0%
	Consumer Discretionary: 6.9%
$250,000	DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 3.550%, due 03/15/15	$255,675	3.5
250,000	Time Warner Cable, Inc., 5.000%, due 02/01/20	253,204	3.4
		508,879	6.9
	Consumer Staples: 3.4%
250,000	Dr Pepper Snapple Group, Inc., 2.900%, due 01/15/16	248,172	3.4

	Energy: 18.7%
250,000	Apache Corp., 3.625%, due 02/01/21	237,046	3.2
250,000	Noble Holding International Ltd., 3.050%, due 03/01/16	248,126	3.4
100,000	NuStar Logistics L.P., 6.050%, due 03/15/13	106,987	1.5
100,000	Plains All American Pipeline L.P., 4.250%, due 09/01/12	103,839	1.4
250,000	Transocean, Inc., 4.950%, due 11/15/15	264,474	3.6
150,000	Valero Energy Corp., 6.875%, due 04/15/12	158,606	2.1
250,000	Williams Partners L.P., 3.800%, due 02/15/15	259,027	3.5
		1,378,105	18.7
	Financials: 46.5%
150,000	American Express Credit Corp., 2.750%, due 09/15/15	147,443	3.5
100,000	American Express Credit Corp., 5.875%, due 05/02/13	108,024
250,000	American International Group, Inc., 5.850%, due 01/16/18	261,133	3.5
250,000	Bank of America Corp., 5.625%, due 07/01/20	257,130	3.5
250,000	Citigroup, Inc., 4.875%, due 05/07/15	258,069	3.5
250,000	CNA Financial Corp., 5.750%, due 08/15/21	256,452	3.5
200,000	Credit Suisse AG, 5.400%, due 01/14/20	202,346	2.7
250,000	General Electric Capital Corp., 4.375%, due 09/16/20	243,414	3.3
150,000	Genworth Financial, Inc., 5.650%, due 06/15/12	156,144	2.1
150,000	HSBC Finance Corp., 6.375%, due 11/27/12	161,487	2.2
200,000	JPMorgan Chase & Co., 5.125%, due 09/15/14	214,834	2.9

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$200,000		Korea Development Bank, 4.000%, due 09/09/16	$202,617	2.8
250,000	#	Metropolitan Life Global Funding I, 1.053%, due 01/10/14	251,570	3.4
250,000		Morgan Stanley, 4.100%, due 01/26/15	256,905	3.5
200,000		Royal Bank of Scotland PLC, 4.375%, due 03/16/16	201,491	2.7
250,000		SunTrust Banks, Inc., 3.600%, due 04/15/16	248,792	3.4
			3,427,851	46.5
		Industrials: 2.8%
200,000		Boeing Co, 3.750%, due 11/20/16	209,654	2.8

		Information Technology: 1.4%
100,000		Xerox Corp., 4.250%, due 02/15/15	105,359	1.4

		Materials: 3.8%
250,000		Dow Chemical Co., 5.900%, due 02/15/15	277,331	3.8

		Telecommunication Services: 4.8%
100,000		Verizon Virginia, Inc., 4.625%, due 03/15/13	105,511	1.4
250,000		Vodafone Group PLC, 2.875%, due 03/16/16	247,935	3.4
			353,446	4.8
		Utilities: 8.7%
150,000		Commonwealth Edison Co., 1.625%, due 01/15/14	149,145	2.0
50,000		Consolidated Edison Co. of New York, Inc., 5.500%, due 09/15/16	56,219	0.8
100,000		Detroit Edison Co/The, 3.450%, due 10/01/20	94,412	1.3
250,000		Public Service Co. of Colorado, 3.200%, due 11/15/20	232,854	3.1
102,000		Public Service Co. of Oklahoma, 6.150%, due 08/01/16	113,414	1.5
			646,044	8.7
		Total Investments in Securities
		(Cost $ 7,143,694)*	$7,154,841	97.0
		Other Assets and Liabilities - Net	220,081	3.0

		Net Assets	$7,374,922	100.0

See Accompanying Notes to Financial Statements

ING SPORTS CORE FIXED INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2011 (CONTINUED)

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$84,364
Gross Unrealized Depreciation	(73,217)

Net Unrealized Appreciation	$11,147

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 3/31/2011
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$7,154,841	$—	$7,154,841

Total Investments, at value	$—	$7,154,841	$—	$7,154,841

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

There were no significant transfers into or out of Level 1 and 2 during the year ended March 31, 2011.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended March 31, 2011 were as follows:

Fund Name	Type	Per Share Amount

ING SPorts Core Fixed Income Fund	NII	$0.4017
	STCG	$0.2441
	LTCG	$0.0686

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Pursuant to Internal Revenue Code Section 871(k)(1), the Fund designates 100% of net investment income distributions as interest-related dividends.

The Fund designates 100% of its short-term capital gain distributions as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust’s Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Trustee	July 2007 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 - Present) and Consultant (January 2005 - Present).	132	None.

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Trustee	May 2007 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute, a public policy foundation (March 2006 - July 2007).	132	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Trustee	May 2007 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 - Present).	132	Wisconsin Energy Corp. (June 2006 - Present) and The Royce Fund (December 2009 - Present).

Peter S. Drotch 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	October 2007 - Present	Retired. Formerly, Partner, PricewaterhouseCoopers LLP, an accounting firm, until July 2000.	132	First Marblehead Corporation (September 2003- Present).

J. Michael Earley 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	May 2007 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (June 1992 - December 2008).	132	None.

Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Trustee	May 2007 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	132	Assured Guaranty Ltd. (April 2004 - Present).

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee	May 2007 - Present	Consultant (May 2001 - Present).	132	Stillwater Mining Company (May 2002 - Present).

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairman/Trustee	May 2007 - Present	President, Springwell Corporation, a corporate finance firm (March 1989 - Present).	132	UGI Corporation (February 2006 - Present) and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustees who are “Interested Persons”:

Robert W. Crispin(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Trustee	July 2007 - Present	Retired. Formerly, Chairman and Chief Executive Officer, ING Investment Management Co. (July 2001 - December 2007).	132	Intact Financial Corporation (December 2004 - Present) and PFM Group (November 2010 - Present).

Shaun P. Mathews(3)(4) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Trustee	May 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	169	ING Capital Corporation, LLC (December 2005 - Present).

(1)

The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(3)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their affiliation with ING Groep, N.V., the parent corporation of the Investment Adviser, ING Investment Management Co. and the Distributor, ING Investments Distributor, LLC.

(4)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before it was known as Pilgrim America Investments, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	March 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Executive Vice President Chief Compliance Officer	March 2007 - Present March 2011 - Present	Chief Compliance Officer of the ING Funds, Directed Services LLC(4) and ING Investments, LLC(2) (March 2011 - Present) and Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007 - Present). Formerly, Executive Vice President, Head of Product Management, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 61	Executive Vice President Chief Investment Risk Officer	March 2007 - Present September 2009 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2007 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	March 2007 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	March 2007 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	March 2007 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2007 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(5) (April 2010 - Present);. Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(5) (August 1995 - April 2010)

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	March 2007 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Assistant Vice President	May 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services, LLC(3) (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC(3) (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	March 2007 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Assistant Secretary	March 2007 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	June 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	May 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	Directed Services LLC is the successor in interest to Directed Services, Inc.
(5)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the ING SPorts Core Fixed Income Fund’s (the “Fund”) existing investment management agreement (“Advisory Contract”) will remain in effect only if the Board of Trustees (the “Board”) of ING Separate Portfolios Trust (the “Trust”), including a majority of Board members who have no direct or indirect interest in the advisory contract, and who are not “interested persons” of the Fund, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve the Advisory Contract. Thus, at a meeting held on November 18, 2010, the Board, including a majority of the Independent Trustees, considered whether to renew the Advisory Contract between ING Investment Management Co. (the “Adviser”) and the Trust, on behalf of the Fund.

The Independent Trustees also held separate meetings on October 21 and November 16, 2010 to consider the renewal of the Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 18, 2010 meeting, the Board voted to renew the Advisory Contract for the Fund. In reaching this decision, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the advisory contracts for all the ING Funds were considered at the same Board meeting, the Trustees considered the Fund’s advisory relationship separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the one-year period ending November 30, 2011. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s advisory arrangement.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Fund’s existing Advisory Contract. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Fund (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal and approval process, and the Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance. The Investment Review Committees may apply a heightened level of scrutiny in

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

cases where performance has lagged an ING Fund’s relevant benchmark and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory arrangements (including the Fund’s Advisory Contract). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In addition, in recent years the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and a Selected Peer Group to be used by the Fund for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of funds in the ING Funds complex.

The Board employed its process for reviewing the Advisory Contract that would be effective through November 30, 2011. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the Fund for the year ending November 30, 2011, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Fund by the Adviser. This included information regarding the Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 18, 2010 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) a copy of the form of Advisory Contract; (6) a copy of the Form ADV for the Adviser; (7) financial statements for the Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Fund’s) advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark; (9) independent analyses of Fund performance by the Fund’s Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Fund has only one class of shares available and this class was used for purposes of comparison. The mutual funds included in the Fund’s Selected Peer Group were selected based upon criteria designed to mirror the Fund share class being compared to the Selected Peer Group.

The Board noted the resources that the Adviser has committed to the Board and the Investment Review Committees to assist the Board and the Investment Review Committees with their assessment of the investment performance of the funds in the ING Funds complex (including the Fund) on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the Fund’s Advisory Contract, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Fund and other funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account Management’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of Management and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board considered reports from the Fund’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Funds complex) by the Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Fund Performance

In assessing the advisory relationship, the Board placed emphasis on the net investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median, Selected Peer Group and primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The FACT sheet performance data was as of June 30, 2010. In addition, the Board also considered at its November 18, 2010 meeting certain additional data regarding performance and Fund asset level as of September 30, 2010.

The Fund’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus In considering whether to approve the renewal of the Advisory Contract for the Fund, the Board considered that, based on performance data for the periods ended June 30, 2010: (1) the Fund outperformed its Morningstar category median for the three-year period, equaled the median for the one-year period, but underperformed for the most recent calendar quarter and year-to-date periods; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the third quintile for the one-year period, and the fourth quintile for the most recent calendar quarter and year-to-date periods.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the Fund’s proposed advisory fee rate, the Board considered whether economies of scale will be realized by the Adviser as the Fund grows larger and the extent to which any such economies are reflected in the Adviser’s management fee rate. In this regard, the Board noted that the Fund, which is utilized as an investment vehicle by separately managed accounts (“SMAs”), charges no advisory fee but those participants in SMAs eligible to invest in the Fund pay fees to the relevant program sponsor. The Board considered there has not yet been a full recovery for the Fund from the substantial decline in assets caused by adverse economic conditions in recent years. As a result of this asset decline, the Board considered that there were fewer opportunities for the Fund to realize economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board noted Management’s representations that the Fund is a pooled vehicle designed for investment by SMAs and, as such, the Fund waives all fees, leaving a net expense ratio of zero. The Board considered the Fund’s fee rate structure as it relates to the services to be provided under the Advisory Contract and the potential “fall-out” benefits to the Adviser and its affiliates from its association with the Fund.

In considering the fees payable under the Advisory Contract for the Fund, the Board took into account the factors described above and also considered: (1) that the Fund’s Adviser charges no management fee and waives all expenses associated with the operation of the Fund because the Fund is designed for exclusive use within SMAs; (2) there are fees charged at the SMA level; and (3) the pricing structure (not including the fees charged by the SMAs investing in the Fund) of the Fund, as compared to its Selected Peer Group, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its Selected Peer Group.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. The Board also considered that there has not yet been a full recovery for the Fund from the substantial decline in assets caused by adverse economic conditions in recent years, which, in many cases, has adversely impacted profits realized by the Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions on the reasonableness of the advisory fee

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of the Adviser. The Board determined that the fees payable to the Adviser are reasonable for the services that it performs, which were considered in light of the nature and quality of the services that it has performed and is expected to perform.

Conclusion

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Fund’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Fund for the year ending November 30, 2011. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser

ING Investment Management Co.

230 Park Avenue

New York, New York 10169

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Investments Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

AR-UFISPORTS	(0311-051811)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that J. Michael Earley and Peter S. Drotch are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Earley and Mr. Drotch are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $20,100 for year ended March 31, 2011 and $18,000 for the year ended March 31, 2010.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for the year ended March 31, 2011 and $2,150 for the year ended March 31, 2010.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $3,482 in the year ended March 31, 2011 and $7,490 for the year ended March 31, 2010. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

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outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Last Approved: September 29, 2010

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $13,000 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	✓		Not to exceed $2,400 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period September 29, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre- Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre- Approval Period

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Appendix D Pre-Approved Other Services for the Pre-Approval Period September 29 , 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:                 September 29, 2010 to December 31, 2011

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

ING RISK MANAGED NATURAL RESOURCES FUNDING INVESTORS TRUST

ING EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

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(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,069,423 for year ended March 31, 2011 and $1,613,771 for the year ended March 31, 2010.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a) (1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Separate Portfolios (SPorts) Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 3, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 3, 2011